Provision for Legal and Administrative Claims	3 Months Ended
Mar. 31, 2026
Provision for Legal and Administrative Claims [Abstract]
Provision for legal and administrative claims

16. Provision for legal and administrative claims

	March 31, 2026
	Civil Claims	Labor Claims	Tax Claims	Total Claims
Opening balance	20,239	22,694	211,790	254,723
Constitution	19,100	5,533	5,041	29,674
Reversal	(1,944)	(4,580)	-	(6,524)
Reversal due to payment	(6,848)	-	-	(6,848)
Closing balance	30,547	23,647	216,831	271,025

	December 31, 2025
	Civil Claims	Labor Claims	Tax Claims	Total Claims
Opening balance	8,256	9,228	-	17,484
Constitution	43,899	19,175	211,790	274,864
Reversal	(12,976)	(5,581)	-	(18,557)
Reversal due to payment	(18,940)	(128)	-	(19,068)
Closing balance	20,239	22,694	211,790	254,723
a)	Civil claims

As of March 31, 2026, the Group recognized provisions of R$ 30,547 (R$ 20,239 as of December 31, 2025) for civil claims, the majority of which are claims by customers of compensation for moral and/or material damages. The amount considered as having a possible risk of loss, where no provision is recognized, totals R$28,350 (R$0 as of December 31, 2025). The Group estimates that the expected disbursement schedule is 18 months. However, due to the uncertainty in the conclusion of the proceedings, the disbursement occurs according to the development of the claim.

In connection with the acquisition of KOVR, Brazil’s antitrust authority (Conselho Administrativo de Defesa Econômica — “CADE”) has established a Procedimento Administrativo para Apuração de Ato de Concentração (APAC) n. 08700.004240/2026- 45 and therefore, a potential administrative fine may be imposed by CADE under Law n. 12,529/2011. The referred administrative proceeding is still at a very early stage, and the Company currently has limited information to assess how it may evolve or to predict its outcome with any reasonable degree of certainty.

Given the early stage of the proceedings and the limited elements currently available, the Company, supported by its external legal advisors, classifies this risk as possible. Accordingly, no provision has been recognized in these financial statements and the Company will continue to monitor the proceedings and reassess its classification as further developments occur. Should the proceeding advance, and based on a legal opinion issued by our external legal advisors applying the parameters established by CADE for the calculation of administrative fines, any potential fine would be estimated at approximately BRL 13,000,000, subject to a statutory cap of BRL 60,000,000 pursuant to the terms of Law n. 12,529/2011.

b)	Labor claims

As of March 31, 2026, the Group recognized a labor provision of R$ 23,647 (R$ 22,694 as of December 31, 2025), considered as having a probable risk of loss where the plaintiffs claim the subsidiary conviction, as well as labor indemnities. The amount considered as having a possible risk of loss, where no provision is recognized, totals R$ 56,464 (R$ 48,265 as of December 31, 2025). The Group estimates that the expected disbursement schedule is 24 months, however due to the uncertainty in the conclusion of the proceedings, the disbursement occurs according to the development of the claim.

c)	Tax claims

As of March 31, 2026, the Group recognized provisions of R$ 216,831 (R$ 211,790 as December 31, 2025) related to tax contingencies, and the contingencies assessed as a possible risk of loss that are remained provisioned given the uncertainties surrounding the trials, amounted to R$ 78,022 as of March 31, 2026 (R$ 133,967 as of December 31, 2025).